Exhibit 99.1

FOR IMMEDIATE RELEASE

NYIAX Technology Platform Powered by Nasdaq Collaborates with Datavault AI’s Patented Information Data Exchange® through Co-Marketing and Technology Alliance

Unlocking New Revenue Streams: Transforming Real-World Assets and Data into Financial Opportunities

BEAVERTON, OR, March 17, 2025 – Datavault AI Inc. (Nasdaq: DVLT), a leader in AI-driven data experience, valuation, and monetization, today announced a multi-year commercial and intellectual property (IP) alliance with NYIAX, a pioneer in transparent trading technology built on the Nasdaq financial framework. This partnership will integrate Datavault AI’s patented Information Data Exchange® (IDE) and award-winning Data Vault® platform with NYIAX’s cutting-edge blockchain exchange technology. The collaboration leverages NYIAX's capabilities, enabling businesses to scale, list, price, and trade data and digital assets efficiently, creating new revenue opportunities. With the increasing recognition of data as a strategic financial asset, this partnership provides businesses with the infrastructure to monetize data in a secure and scalable environment, bridging the gap between data valuation and liquidity.

Market Impact and Growth Potential

The global data monetization market is expected to exceed $700 billion by 20251, fueled by the rising demand for platforms that convert data into financial assets.

“Companies possess data with untapped economic value that can generate significant revenue,” said Teri Gallo, CEO of NYIAX. “This alliance establishes a structured market where data is traded like traditional assets, offering businesses greater valuation transparency and liquidity.”

Key Highlights of the Alliance:

•	Seamless, Transparent Trading – Leveraging the joint NYIAX-Nasdaq patented technology and Datavault AI's Information Data Exchange®, this collaboration establishes the most robust cross-sector data-trading platform.

•	AI-Powered Data Monetization – Datavault AI’s high-performance computing and AI agents will enhance NYIAX’s capabilities in advertising, digital asset trading and data exchanges.

•	Scalable and Secure Transactions – Datavault AI and NYIAX will develop cyber-secure, scalable, and regulatory-compliant real-time transactions with built-in audit trails.

•	Next-Generation Web 3.0 Monetization – The integration introduces tokenized data exchanges, allowing AI-driven real-time pricing, valuation, and liquidity management.

Nathaniel Bradley, CEO of Datavault AI, emphasized the transformative potential of this partnership:

1 Data Monetization Market to touch US$ 708.86 Bn by 2025 - TMR

“This is a breakthrough for businesses looking to unlock financial value from their data. By integrating the Information Data Exchange® with NYIAX's platform built on co-developed patents with Nasdaq, we are enabling a new era of AI-driven data monetization. Our customers gain access to secure, real-time valuation and trading mechanisms, helping them capitalize on the expanding data economy. The integration introduces multi-sector, tokenized data exchanges, enabling AI agents that provide for real-time pricing, scoring and liquidity estimations while ensuring transactional integrity and compliance. Web 3.0 solutions, including Datavault AI agents DataValue®, DataScore®, and Data Vault Bank® enable automated smart contract administration, data completeness accuracy and Information Data Exchange provides for bid/ask data exchange management.”

Opportunity and Business Implications

Through this collaboration, Datavault AI and NYIAX create a direct financial pathway for data monetization within NYIAX's industry-leading Smart Contract trading platform, providing businesses with a clear mechanism to convert proprietary data into a liquid asset.

The partnership delivers a structured, scalable revenue model that enables businesses to leverage AI and blockchain for:

•	Automated smart contract execution ensuring data integrity.

•	Transparent price discovery for data assets.

•	Enhanced market liquidity through tokenized trading solutions.

About Datavault AI Inc.

Datavault AI Inc. (Nasdaq: DVLT) is a leading data technology and licensing company focused on AI-driven data valuation and monetization. Through its cloud-based Web 3.0 platform, Datavault AI offers solutions in high-performance computing, experiential data perception, and secure monetization.

Learn more at: www.dvlt.ai

About NYIAX

Founded with a vision of delivering trust and transparency to the markets of tomorrow, NYIAX brings a new wave of innovation to the advertising industry -- solving the industry's most pressing challenges.

Built on the Nasdaq Financial Framework and powered by blockchain, NYIAX’s patented technology addresses market inefficiencies, fraud, supply chain opacity, and outdated legacy processes. By unifying direct and programmatic workflows, NYIAX streamlines the entire media process from discovery to billing, creating a marketplace designed for the future that buyers and sellers have long sought.

For more information, visit: www.nyiax.com

Cautionary Note Regarding Forward-Looking Statements

This press release of Datavault AI contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, include, among others, the Company’s expectations with respect to the strategic business and intellectual property agreements (the "Agreements"), including statements regarding the benefits of the Agreements, the implied valuation of the Company, the products offered by the Company and the markets in which it operates, and the Company’s projected future results and market opportunities, as well as information with respect to Datavault AI’s future operating results and business strategy. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of a variety of factors, including, but not limited to: (i) risks and uncertainties impacting Datavault AI’s business including, risks related to its current liquidity position and the need to obtain additional financing to support ongoing operations, Datavault AI’s ability to continue as a going concern, Datavault AI’s ability to maintain the listing of its common stock on Nasdaq, Datavault AI’s ability to predict the timing of design wins entering production and the potential future revenue associated with design wins, Datavault AI’s ability to predict its rate of growth, Datavault AI’s ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity, consumer demand conditions affecting Datavault AI’s customers’ end markets, Datavault AI’s ability to hire, retain and motivate employees, the effects of competition on Datavault AI’s business, including price competition, technological, regulatory and legal developments, developments in the economy and financial markets, and potential harm caused by software defects, computer viruses and development delays, (ii) risks related to Datavault AI’s ability to realize some or all of the anticipated benefits from the Agreements, any risks that may adversely affect the business, financial condition and results of operations of Datavault AI after the completion of the Agreements, including but not limited to cybersecurity risks, the potential for AI design and usage errors, risks related to regulatory compliance and costs, potential harm caused by data privacy breaches, digital business interruption and geopolitical risks, and (iii) other risks as set forth from time to time in Datavault AI’s filings with the U.S. Securities and Exchange Commission. The information in this press release is as of the date hereof and the Company undertakes no obligation to update such information unless required to do so by law. The reader is cautioned not to place under reliance on forward looking statements. The Company does not give any assurance that the Company will achieve its expectations.

Investor and Media Contacts

Investors:
David Barnard, Alliance Advisors Investor Relations
(415) 433-3777
datavaultinvestors@allianceadvisors.com

Media Inquiries:
Sonia Choi
(844) DATA-400
sonia@vault.email